Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 dated as of August 15, 2008 to the Credit Agreement (this “Amendment No. 1”), is entered into among Radiation Therapy Services, Inc., (as successor to RTS Merger Co., Inc.), a Delaware corporation (“Borrower”), Radiation Therapy Services Holdings, Inc., a Delaware Corporation (“Parent”) the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” together with Parent, the “Guarantors”), the Lenders signatory hereto and Wachovia Bank, National Association, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and amends the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E  T H:

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as set forth herein and the Lenders and the Administrative Agent are agreeable to the same, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendment to Credit Agreement

Amendment to Section 7.11 of the Credit Agreement. Section 7.11 of the Credit Agreement is hereby amended and restated as follows:

“7.11 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by any Covenant Party of any property or containing an obligation of such Covenant Party to repurchase such property from such Person, which property (including for the avoidance of doubt real property) has been or is to be sold or transferred by such Covenant Party to such Person (or any Affiliate thereof) or to any other Person (or any Affiliate thereof) to whom funds have been or are to be advanced by such Person (or any Affiliate thereof) on the security of such property or rental obligations of such Covenant Party (any such transaction a “Sale Leaseback Transaction”) except any Sale Leaseback Transaction (a) in respect of property consisting of capital assets so sold pursuant to such Sale Leaseback Transaction solely for cash consideration in an amount not less than the cost thereof within 180 days after the date that such property was initially acquired by such Covenant Party, (b) in respect of any equipment so sold pursuant to such Sale Leaseback Transaction for market value and in the ordinary course of business and, in each case, in respect of which the Borrower shall comply with Section 2. 11(c) or (c) in respect of real property owned by a Covenant Party on the Closing Date for fair market value, in respect of which such real property has actually been sold or transferred by such Covenant Party pursuant to such Sale Leaseback Transaction (and the Net Proceeds of such sale or transfer received by such

Covenant Party) to any other Person and such Person (or any of its affiliates) has leased such real property to a Covenant Party on or prior to December 31, 2008 and, in each case, in respect of which the Borrower shall comply with Section 2.1 1(c).”

Section 2. Conditions Precedent to the Effectiveness of this Amendment No. 1

This Amendment shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when, and only when, the following condition precedent shall have been (or is or will be substantially concurrently therewith) satisfied or waived by the Administrative Agent: The Administrative Agent shall have received counterparts of this Amendment No. 1, duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent and (4) the Required Lenders.

Section 3. Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment No. 1, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Loan Parties and constitutes the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms and the Credit Agreement, as amended by this Amendment No. 1, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms;

(b) No Default or Event of Default under the Credit Agreement exists or is continuing or would exist immediately after giving effect to this Amendment No. 1.

(c) No consent, approval, authorization or offer of, or filing, registration or qualification with, any court or governmental authority or third party is required by the Borrower in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

Section 4. Reference to and Effect on the Loan Documents

(a) As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 1 and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 1 as of the Amendment No. 1 Effective Date.

(b) As of the Amendment No. 1 Effective Date, Borrower hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and acknowledges and agrees to be bound by all covenants, agreements and acknowledgments in the Credit Agreement and any other Loan Document and to perform all obligations and duties required of it by the Credit Agreement.

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(c) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment No. 1 shall constitute a Loan Document under the terms of the Credit Agreement.

Section 5. Acknowledgement of Guarantors

The Guarantors acknowledge and consent to all terms and conditions of this Amendment No. 1 and agree that this Amendment No. 1 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents.

Section 6. Costs and Expenses

The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 1 (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 7. Execution in Counterparts

This Amendment No. 1 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

Section 8. Lender Signatures

Each Lender that signs a signature page to this Amendment No.1 shall be deemed to have approved this Amendment No.1 and shall be further deemed for the purposes of the Loan Documents to have approved this Amendment No.1. Each Lender signatory to this Amendment agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Borrower and the Administrative Agent.

Section 9. Governing Law

THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WILL BE REQUIRED THEREBY.

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Section 10. Section Titles

The section titles contained in this Amendment No. 1 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, subclause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, subclause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 12. Severability

The fact that any term or provision of this Amendment No. 1 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforce-ability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 13. Successors

The terms of this Amendment No. 1 shall be binding upon, and shall inure to the benefit of, the Lenders, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

RADIATION THERAPY SERVICES HOLDINGS, INC., as Parent.

By:	/s/ Erin L. Russell
Name: Erin L. Russell
Title:

RADIATION THERAPY SERVICES, INC., as Borrowers

By:	/s/ David Watson
Name: David Watson
Title: Executive Vice President and Chief Financial Officer

[RTS - Amendment]

21ST CENTURY ONCOLOGY MANAGEMENT SERVICES, INC.

21ST CENTURY ONCOLOGY OF ALABAMA, INC.

21ST CENTURY ONCOLOGY OF ARIZONA, INC.

21ST CENTURY ONCOLOGY OF HARFORD COUNTY MARYLAND, LLC

21ST CENTURY ONCOLOGY OF JACKSONVILLE, INC.

21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.

21ST CENTURY ONCOLOGY OF PRINCE GEORGES COUNTY, MARYLAND, LLC

21ST CENTURY ONCOLOGY OF SOUTH CAROLINA, LLC

21ST CENTURY ONCOLOGY, INC.

AMERICAN CONSOLIDATED TECHNOLOGIES, L.L.C

ARIZONA RADIATION THERAPY MANAGEMENT SERVICES, INC.

BERLIN RADIATION THERAPY TREATMENT CENTER, LLC

CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES INC.

DEVOTO CONSTRUCTION OF SOUTHWEST FLORIDA, INC.

FINANCIAL SERVICES OF SOUTHWEST FLORIDA, LLC

JACKSONVILLE RADIATION THERAPY SERVICES, INC.

MARYLAND RADIATION THERAPY MANAGEMENT SERVICES, INC.

MICHIGAN RADIATION THERAPY MANAGEMENT SERVICES, INC.

NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED

NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, INC.

RADIATION THERAPY SERVICES INTERNATIONAL, INC.

WEST VIRGINIA RADIATION THERAPY SERVICES, INC. as Subsidiary Guarantors

By:	/s/ Authorized Signatory
Name:
Title:

[RTS - Amendment]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Robert C. Rechkemmer
Name: Robert C. Rechkemmer
Title: Vice President

[RTS - Amendment]

WACHOVIA BANK, N.A., as Lender

By:	/s/ Robert C. Rechkemmer
Name: Robert C. Rechkemmer
Title: Vice President

[RTS - Amendment]

BNP PARIBAS, as Lender

By:	/s/ Cecile Scherea
Name: Cecile Scherea
Title: Director Merchant Banking Group

By:	/s/ Kandice Gu
Name: Kandice Gu
Title: Vice President

[RTS - Amendment]

Carolina First Bank, as Lender

By:	/s/ Alan T. Ennis
Name: Alan T. Ennis
Title: Senior Vice President

[RTS - Amendment]

Citibank N.A., as Lender

By:	/s/ Scott Miller
Name: Scott Miller
Title: Vice President

[RTS - Amendment]

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. or an affiliate

By:	/s/ Nicole D. Kouba
Name: Nicole D. Kouba
Title: Vice President

Fifth Third Bank, as Lender

By:	/s/ John Stringfield
Name: John Stringfield
Title: Vice President

[RTS - Amendment]

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:	/s/ Adam Willis
Name: Adam Willis
Title: Duly Authorized Signatory

[RTS - Amendment]

Grand Central Asset Trust, LBAM Series, as Lender

By:	/s/ Bernard Marasa
Name: Bernard Marasa
Title: AS ATTORNEY-IN-FACT

[RTS - Amendment]

Union Bank of California, N.A., as Lender

By:	/s/ Richard A. Lopatt
Name: Richard A. Lopatt
Title: Vice President

[RTS - Amendment]

WELLS FARGO FOOTHILL, LLC, as Lender

By:	/s/ Ronald Reese
Name: Ronald Reese
Title: Vice President

[RTS - Amendment]